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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 30, 2002




                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


          Delaware                     0-27170                  61-1289391
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                     Identification No.)




        344 17th Street, Ashland, Kentucky                        41101
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     (Address of principal executive offices)                  (Zip Code)



           Registrant's telephone number, including area code: (606) 326-2801
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                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.     Other Events

     On May 30, 2002, the Registrant issued the press release attached hereto as
Exhibit 99 announcing its earnings for the fiscal year ended March 31, 2002.

Item 7.     Financial Statements and Exhibits

            (a)  Exhibits

                 99 Press release dated May 30, 2002
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CLASSIC BANCSHARES, INC.




Date: May 30, 2002                           By: /s/Lisah M. Frazier
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                                             Lisah M. Frazier, Chief Operation
                                             Officer and Chief Financial Officer